Income Taxes - Schedule of Income Tax Amounts Recorded to Stockholder's Equity (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income tax effect	$ 12,331	$ (4,072)	$ (4,350)
Income tax effect	(655)	74	921
Net unrecognized pension cost (benefit)	(81)	14	15
Compensation expense for tax purposes in excess of amounts recognized for financial statement purposes	47	48	55
Total	$ 11,642	$ (3,936)	$ (3,315)